Consolidated Statements Of Comprehensive Income (USD $)	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Statement of Comprehensive Income [Abstract]
Net income	$ 4,708,440	$ 4,262,052	$ 4,296,745
Other comprehensive income, net of tax:
Interest rate swaps	1,232,546	576,985	245,343
Defined benefit plans	(220,638)	1,221,866	(162,090)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX	1,011,908	1,798,851	83,253
COMPREHENSIVE INCOME	$ 5,720,348	$ 6,060,903	$ 4,379,998